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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of ViaCell, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

      (1) the Company's Form 10-Q for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Company's Form 10-Q for the period ended March 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2005

                                                           /s/ Marc D. Beer
                                                    -----------------------
                                                               Marc D. Beer
                                                    Chief Executive Officer